OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Supplement dated March 8, 2011

to the Statement of Additional Information dated December 28, 2010

This supplement amends the Statement of Additional Information of Oppenheimer International Small Company Fund (the "Fund"), dated December 28, 2010 and replaces the supplement dated March 1, 2011.

1. Rohit Sah is no longer a Vice President and Portfolio Manager of the Fund. All references to Mr. Sah contained within this document are hereby removed.

2. The first two paragraphs in the section titled “Portfolio Manager,” beginning on page 36, are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund portfolio is managed by a team of investment professionals, including Frank Jennings, lead portfolio manager, George Evans, Dominic Freud, Rajeev Bhaman, Randall Dishmon, Justin Leverenz, and Shanquan Li, who are primarily responsible for the day-to-day management of the Fund's investments. This portfolio team has managed the Fund since February 28, 2011.

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Other Accounts Managed. In addition to managing the Fund’s investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of January 31, 2011. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Frank Jennings	1	$2,931	0	$0	0	$0
George Evans	5	$10,471	1	$46	0	$0
Dominic Freud	2	$1,303	0	$0	0	$0
Rajeev Bhaman	9	$16,606	4	$631	2	$310
Randall Dishmon	1	$20	0	$0	0	$0
Justin Leverenz	4	$23,917	2	$617	4	$425
Shanquan Li	2	$4,373	0	$0	0	$0

1. In millions.

2. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

3. The last paragraph in the section titled “Compensation of the Portfolio Manager" on page 36, is deleted in its entirety and replaced with the following:

The Lipper benchmark for Frank Jennings, George Evans, Dominic Freud, Rajeev Bhaman, Randall Dishmon, Justin Leverenz and Shanquan Li with respect to the Fund is Lipper – International Small/Mid-Cap Growth. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

4. The section titled “Ownership of Fund Shares,” on page 37, is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of January 31, 2011, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Frank Jennings	$0
George Evans	$0
Dominic Freud	$0
Rajeev Bhaman	$0
Randall Dishmon	$0
Justin Leverenz	$0
Shanquan Li	$0

March 8, 2011

PX0815.015